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                                                                   EXHIBIT 10.13


                           FORM OF SECURITY AGREEMENT

      THIS AGREEMENT entered into as of ___________________________, by and between _________________________________________, with its principal place of business at ____________________________________________________________
(hereinafter referred to as the "Debtor"), and ____________________________ CORPORATION II, ___________________________________________________________
_______________________________________________ (hereinafter, the "Secured
Party").

                              W I T N E S S E T H

         WHEREAS, the Secured Party has agreed to lease to the Debtor certain real property located in __________________________________, and all of the
improvements now or hereafter located thereon, including, without limitation, the personal care home to be known as _________________________, pursuant to a Facility Lease Agreement of even date herewith by and between the Secured Party and the Debtor (the "Lease"); and

         WHEREAS, as a condition to the Secured Party entering into the Lease and entering into or accepting the other Lease Documents (as defined in the Lease), the Secured Party has required the execution and delivery of this Agreement as additional security for the complete payment and performance of the Obligations (as defined in the Lease);

         NOW, THEREFORE, in consideration of the Secured Party agreeing to purchase the Leased Property (as defined in the Lease) and to consummate the transactions described in the Lease and the other Lease Documents, and in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Secured Party and the Debtor hereby agree as follows:

ARTICLE 1.  GRANT OF SECURITY INTEREST

        1.1 To secure the prompt, punctual and faithful performance of all and each of the present and future Obligations, the Debtor hereby grants to the Secured Party a continuing first priority security interest in and to, and assigns to the Secured Party, all of the Debtor's right, title and interest in the following properties, assets and rights, all wherever located and whether now existing or hereafter acquired or arising (all of which, together with any other property in which the Secured Party may in the future be granted a security interest pursuant hereto, is referred to hereinafter as the "Collateral"): (a) all Accounts and all Receivables; (b) all Inventory; (c) all General Intangibles; (d) all Equipment; (e) all Fixtures; (f) all Goods; (g) all Tangible Personal Property (as defined in the Lease); (h) all Chattel Paper; (i) all books, records, ledgers, print-outs, papers, data, file materials and information relating to the Leased Property, the Collateral, any account debtors in respect thereof and/or to the operation of the Debtor's business, and all rights of access to such books, records, ledgers, print-outs, papers, file materials and information, and all property in which such books, records, ledgers, print-outs, data, file materials and information are stored, recorded, and


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maintained; (j) all Instruments, Documents of Title, Documents, policies and certificates of insurance, Securities, deposits, deposit accounts, money, cash or other property; (k) all federal, state, and local tax refunds and/or abatements to which the Debtor is, or becomes entitled, no matter how or when arising, including, but not limited to any loss carryback tax refunds; (l) all trade secrets, computer programs, customer lists, patient lists, manuals, assignments of patents and patents pending, developmental ideas and concepts, and all papers, drawings, blueprints, sketches and documents relating to all of the foregoing and/or relating to the operation of the Debtor's business and/or the Collateral; and (m) all insurance proceeds, refunds and premium rebates, whether any of such proceeds, refunds and premium rebates arise out of any of the foregoing or otherwise; together with (i) all security pledged, assigned, hypothecated or granted to or held by the Debtor to secure any of the foregoing, (ii) General Intangibles arising out of the Debtor's rights in any Goods, the sale of which gave rise thereto, (iii) any property received in payment, settlement or compromise of any Account or Receivable, (iv) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(v) all rights, remedies and privileges pertaining to any of the foregoing,
(vi) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (vii) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto and (viii) all of the Debtor's rights to use, in perpetuity, in connection with the operation of the Leased Property, the name ___________________________ and/or any other name and the good will of the Debtor with respect thereto.

        1.2 The Debtor shall execute, upon request of the Secured Party, all such instruments as may be required by the Secured Party with respect to the perfection of the security interests granted herein. A carbon, photographic, or other reproduction of this Agreement or of any financing statement or other instrument executed pursuant to this Section 1.2 shall be sufficient for filing to perfect the security interests granted herein, to the extent permitted under applicable law.

ARTICLE 2.  CERTAIN DEFINITIONS

         All capitalized terms not defined herein shall have the same meanings ascribed to such terms under the Lease.

         As herein used, the following terms have the following meanings:

        2.1 The term "Accounts" shall have the same meaning ascribed to such term under the UCC.

        2.2 The term "Chattel Paper" shall have the same meaning ascribed to such term under the UCC.

        2.3 The term "Collateral" shall have the same meaning ascribed to such term in Section 1.1.

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        2.4 The term "Debtor" shall have the same meaning ascribed to such term in the preamble of this Agreement.

        2.5 The term "Documents" shall have the same meaning ascribed to such term under the UCC.

        2.6 The term "Documents of Title" shall have the same meaning ascribed to such term under the UCC.

        2.7 The term "Equipment" shall have the same meaning ascribed to such term under the UCC.

        2.8 The term Event of Default shall have the same meaning ascribed to such term in Article 5 of this Agreement.

        2.9 The term "Fixtures" shall have the same meaning ascribed to such term under the UCC.

        2.10 The term "General Intangibles" shall have the same meaning ascribed to such term under the UCC.

        2.11 The term "Goods" shall have the same meaning ascribed to such term under the UCC.

        2.12 The term "Instruments" shall have the same meaning ascribed to such term under the UCC.

        2.13 The term "Inventory" shall have the same meaning ascribed to such term under the UCC.

        2.14 The term "Lease" shall have the same meaning ascribed to such term in the preamble of this Agreement.

        2.15 The term "Liable Person" shall have the same meaning ascribed to such term in Section 7.3.

        2.16 The term "Proceeds" shall have the meaning ascribed to such term under the UCC.

        2.17 The term "Receivables" shall mean collectively, all (I) Instruments, Documents, Accounts, Proceeds, General Intangibles and Chattel Paper and (II) rights to payment for goods sold or leased or services rendered by Debtor or any other party, whether now in existence or arising from time to time hereafter and whether or not yet earned by

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performance, including, without limitation, obligations evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness.

        2.18 The term "Receivables Collateral" refers to the Debtor's Accounts, Receivables, Chattel Paper, Instruments, Documents of Title, Documents, Securities, Letters of Credit, the Secured Party's Acceptance, and any other rights to payment now held or in which the Debtor has an interest, or hereafter acquired, or in which the Debtor obtains an interest.

        2.19 The term "Secured Party" shall have the meaning ascribed to such term in the preamble of this Agreement.

        2.20 The term "Secured Party's Rights and Remedies" shall have the meaning ascribed to such term in Section 6.4.

        2.21 The term "Securities" shall have the same meaning ascribed to such term under the UCC.

        2.22 The term "UCC" shall mean the Uniform Commercial Code as adopted in the Commonwealth of Massachusetts.

ARTICLE 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS

        3.1 Subject to Section 6.1.2 of the Lease, the Debtor is, and shall hereafter remain, the owner of the Collateral free and clear of all Liens and charges with the exceptions of (A) the security interests created herein and
(B) the security interests and other encumbrances, if any, listed in SCHEDULE
3.1 attached hereto and incorporated herein by reference as a material part hereof.

        3.2 The Collateral is and shall be kept and maintained solely at the following locations (hereinafter collectively referred to as the "Premises"): the Leased Property and/or the Debtor's Principal Place of Business.

        3.3 The Debtor, from time to time, upon reasonable notice and during normal business hours (except in the case of an emergency), shall accord the Secured Party and the Secured Party's representatives with such access, to all properties owned by or over which the Debtor has control, as the Secured Party and its representatives may reasonably require and in connection with such access, the Debtor shall permit the Secured Party and such representatives, to examine, inspect, copy, access and make extracts from any and all of the Collateral, including, but not limited to, any and all of the Debtor's books, records, electronically stored data, recorded data (regardless of the medium of recording), papers, file materials and information (including, without limitation, all records relating to Accounts and Receivables, the Debtor's efforts to collect the Accounts and Receivables and any dispute relating to any Accounts and Receivables), and to verify the Collateral or any portion thereof

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(such verification, may include, without limitation, contact with account debtors). The Debtor shall make available to the Secured Party, at no cost to the Secured Party, any copying facilities available to the Debtor. The Debtor shall provide the Secured Party with such information concerning the Debtor, the Collateral, the operation of the Debtor's business, and the Debtor's financial condition as the Secured Party may reasonably request from time to time. Until the expiration or termination of this Agreement, the Debtor agrees not to destroy any of the Collateral (including, without limitation, all books, records, ledgers, print-outs, electronically stored data, recorded data, papers, file materials and information relating to the Collateral), except in the ordinary course of business to the extent permitted under the Lease. The obligations of the Debtor hereunder are subject to, and the parties hereto shall comply with, all applicable Legal Requirements pertaining to the maintenance and confidentiality of patient records. The provisions contained in this Section 3.3 shall survive the expiration or termination of this Agreement.

        3.4 The amount represented by the Debtor to the Secured Party from time to time as owing by each account debtor or by all account debtors in respect of the Accounts and Receivables will at such time in all material respects be the correct amount actually owing by such account debtor or debtors thereunder.

        3.5 Subject to the terms of the Lease, the Debtor (A) promptly shall pay, as they become due and payable, all taxes, unemployment contributions and all other charges of any kind or nature levied, assessed, or claimed against the Debtor or the Collateral by any Person whose claim could result in a Lien upon assets of the Debtor or by any Governmental Authority, (B) properly shall exercise any trust responsibilities imposed upon the Debtor in connection with amounts withheld from employees' pay and (C) timely shall make all contributions and other payments as may be required pursuant to any employee benefit plan now or hereafter established by the Debtor. At its option, the Secured Party may, but shall not be obligated, to pay all taxes, unemployment contributions, and any and all other charges levied, assessed, or claimed against the Debtor or upon the Collateral by any Person or Governmental Authority, and to make all contributions or other payments on account of the Debtor's employee benefit plans as the Secured Party may, in its discretion, deem necessary or desirable to protect, maintain, preserve, collect, or realize upon any or all of the Collateral or the value thereof or any right or remedy pertaining thereto.

        3.6 The Debtor shall comply with all, and shall not use or permit the use of any of the Collateral in violation of any, Legal Requirement.

        3.7 Subject to the terms of the Lease, the Debtor shall not sell or offer to sell, lease, or otherwise transfer or dispose of the Collateral or any part thereof or any interest therein, except, with respect to Inventory, Goods, Equipment, Fixtures and Tangible Personal Property, in the ordinary conduct of the Debtor's business.

        3.8 Without limiting any of the Debtor's obligations hereunder or under any of the other Lease Documents, upon the occurrence of an Event of Default, the Debtor shall

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promptly deliver to the Secured Party, in the same form as received by the
Debtor, all original items of the Receivables Collateral and all security or collateral for, guarantees of, and Letters of Credit, trade and bankers' acceptances, and similar letters and instruments in respect of, any of the Receivables Collateral, each duly endorsed, assigned or otherwise made payable to the Secured Party.

        3.9 The Debtor shall have and maintain insurance at all times with respect to the Collateral that is required pursuant to the terms of the Lease.

        3.10 The Debtor shall do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Secured Party may reasonably request, to vest more completely in and assure to the Secured Party its rights hereunder and in or to the Collateral including, without limitation, compliance with the Federal Assignment of Claims Act.

        3.11 The agreements, representations, covenants and warranties contained herein are in addition to any others previously, presently or hereafter made by the Debtor to or with the Secured Party in any other instrument.

        3.12 From and after the occurrence of an Event of Default and subject to applicable law, the Secured Party may, in its sole and absolute discretion, require the Debtor to establish a lock box with a bank or other financial institution designated by the Secured Party. If such a lock box is established, the Debtor shall thereafter require all of its account and contract debtors to make payment directly to such lock box.

ARTICLE 4.        COLLECTION OF ACCOUNTS RECEIVABLE, CONTRACT
                  RIGHTS AND OTHER RECEIVABLES COLLATERAL.

        4.1 From and after the occurrence of an Event of Default and subject to applicable law, (A) the Secured Party may notify any of the Debtor's account or contract debtors, either in the name of the Secured Party or the Debtor, to make payment directly to the Secured Party or such other address as may be specified by the Secured Party, and may advise any Person of the Secured Party's security interest in and to the Receivables Collateral, and may collect directly from the obligors thereon, all amounts due on account of the Receivables Collateral and (B) at the Secured Party's request, the Debtor will provide written notifications to any or all of the Debtor's account or contract debtors concerning the Secured Party's security interest in the Receivables Collateral and will request that such account or contract debtors forward payment thereof directly to the Secured Party.

        4.2 From and after the date hereof, the Debtor shall hold any proceeds and collections of any of the Collateral in trust for the Secured Party, provided that, without limiting any provisions of the other Lease Documents, until the occurrence of an Event of Default, the Debtor may use such proceeds to pay bills in the ordinary course of business. From and after the occurrence of an Event of Default (A) the Debtor shall not commingle

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such proceeds or collections with any other funds of the Debtor and (B) the
Debtor shall deliver all such proceeds to the Secured Party immediately upon the receipt thereof by the Debtor in the identical form received but duly endorsed or assigned on behalf of the Debtor to the Secured Party.

        4.3 The Debtor hereby irrevocably constitutes and appoints the Secured Party as the Debtor's true and lawful attorney, with full power of substitution, such powers to be effective following the occurrence of an Event of Default, to convert the Receivables Collateral into cash at the sole risk, cost, and expense of the Debtor, but for the sole benefit of the Secured Party. Subject to applicable law, the rights and powers granted the Secured Party by the within appointment include but are not limited to the right and power to: prosecute, defend, compromise, settle, or release any action relating to the Collateral; receive, open, and dispose of all mail addressed to the Debtor and to take therefrom any remittances on or proceeds of any Collateral; sign change of address forms to change the address to which the Debtor's mail is to be sent as the Secured Party shall designate; endorse the name of the Debtor in favor of the Secured Party upon any and all checks or other items constituting remittances or proceeds of Collateral; sign and endorse the name of the Debtor on, and to receive as secured party, any of the Collateral, any invoices, schedules of Collateral, freight or express receipts, or bills of lading, storage receipts, warehouse receipts, or other documents of title of a same or different nature relating to the Collateral; sign the name of the Debtor on any notice to the obligors on the Receivables Collateral; take all such action as may be necessary to obtain the payment on any Letter of Credit of which the Debtor is a beneficiary; and sign and file or record on behalf of the Debtor any financing or other statement in order to perfect or protect the Secured Party's security interest. The Secured Party shall not be obligated to perform any of such acts or to exercise any of such powers, but if the Secured Party elects so to perform or exercise, the Secured Party shall not be accountable for more than it actually receives as a result of such exercise of power, and shall not be responsible to Debtor except for the Secured Party's actual willful misconduct. All powers conferred upon the Secured Party by this Agreement, being coupled with an interest, shall be irrevocable until terminated by a written instrument executed by a duly authorized officer of the Secured Party and shall not be affected by any disability or incapacity which the Debtor may suffer and shall survive the same. The power of attorney conferred on the Secured Party pursuant to the provisions of this Article 4 is provided solely to protect the interests of the Secured Party and shall not impose any duty on the Secured Party to exercise any such power, and neither the Secured Party nor such attorney-in-fact shall be liable for any act, omission, error in judgment or mistake of law, except as the same may result from its gross negligence or willful misconduct.

ARTICLE 5.  EVENTS OF DEFAULT

         Upon the occurrence of a default beyond the applicable notice and/or grace periods, if any, under this Agreement or any of the other Lease Documents (each, hereinafter referred to as an "Event of Default" hereunder), at the option of the Secured Party, the Lease Obligations shall become immediately due and payable by the Debtor; in addition to which,

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the Secured Party may exercise its rights and remedies upon default, as set forth under this Agreement. The occurrence of any such Event of Default shall also constitute, without notice or demand, a default under all other Related Party Agreements.

ARTICLE 6.  RIGHTS AND REMEDIES UPON DEFAULT

        6.1 Upon the occurrence of any Event of Default and at any time thereafter, the Secured Party shall have all of the rights and remedies of a secured party upon default under the UCC; in addition to which, the Secured Party shall have all of the following rights and remedies: (A) to collect the Receivables Collateral; (B) to take possession of the Collateral and to maintain and to use the same at the Premises (or elsewhere) pending any disposition thereof; (C) to sell, lease, or otherwise dispose of any or all of the Collateral in its then condition or following such preparation or processing as the Secured Party deems advisable having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Secured Party's disposition of the Collateral; and/or (D) to apply the Receivables Collateral, or the proceeds of the Collateral, towards (but not necessarily in complete satisfaction of) the Lease Obligations in such order as the Secured Party may determine (in its sole and absolute discretion). The Secured Party may conduct any such sale or other disposition of the Collateral at the Premises (or elsewhere). Unless the Collateral is perishable, threatens to decline speedily in value, or is of a type customarily sold on a recognized market (in which event the Secured Party shall give the Debtor such notice as may be practicable under the circumstances), the Secured Party shall give the Debtor at least the greater of the minimum notice required by law or seven (7) days' prior written notice of the date, time and place of any proposed public sale, and/or of the date after which any private sale or other disposition of the Collateral may be made. The Secured Party may purchase the Collateral, or any portion of it, at any public sale conducted pursuant to this Agreement.

        6.2 In connection with the Secured Party's exercise of the Secured Party's Rights and Remedies, in accordance with and to the maximum extent permitted by applicable law, the Secured Party may enter upon, occupy, and use any premises owned or occupied by the Debtor, and may exclude the Debtor from such premises or portion thereof as may have been so entered upon, occupied, or used by the Secured Party. The Secured Party shall not be required to remove any of the Collateral from any such premises upon the Secured Party's taking possession thereof, and may render any Collateral unusable to the Debtor. In no event shall the Secured Party be liable to the Debtor for use or occupancy by the Secured Party of any premises pursuant to this Agreement, nor for any charge (such as wages for the Debtor's employees and utilities) incurred in connection with the Secured Party's exercise of the Secured Party's Rights and Remedies.

        6.3 Upon the occurrence of any Event of Default, the Secured Party may require the Debtor to assemble the Collateral and make it available to the Secured Party at the Debtor's sole risk and expense at a place or places designated by the Secured Party which are reasonably convenient to both the Secured Party and the Debtor.

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        6.4 The rights, remedies, powers, privileges, and discretions of the
Secured Party hereunder and under the other Lease Documents (herein, the "Secured Party's Rights and Remedies") shall be cumulative and not exclusive of any rights or remedies which it otherwise may have. No delay or omission by the Secured Party in exercising or enforcing any of the Secured Party's Rights and Remedies shall operate as, or constitute, a waiver thereof. No waiver by the Secured Party of any Event of Default shall operate as a waiver of any other default hereunder or under any of the other Lease Documents. No exercise of any of the Secured Party's Rights and Remedies and no other agreement or transaction of whatever nature entered into between the Secured Party and the Debtor at any time, shall preclude any other exercise of the Secured Party's Rights and Remedies. No waiver by the Secured Party of any of the Secured Party's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Secured Party's Rights and Remedies and all of the Secured Party's rights, remedies, powers, privileges, and discretions under any Related Party Agreement are cumulative and not alternative or exclusive and may be exercised by the Secured Party at such time or times and in such order of preference as the Secured Party in its sole discretion may determine.

ARTICLE 7.  MISCELLANEOUS

        7.1 The Secured Party shall have no duty as to the collection or protection of the Collateral beyond the safe custody of such of the Collateral as may come into the possession of the Secured Party and shall have no duty as to the preservation of rights against prior parties or of any other rights pertaining thereto. The Secured Party's Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Lease Obligations.

        7.2 The obligations of the Debtor under this Agreement shall continue in full force and effect until all of the Lease Obligations have been fully paid and performed.

        7.3 The Secured Party shall be at liberty, without giving notice to or obtaining the assent of the Debtor and without relieving the Debtor of any of the Lease Obligations, to deal with each other Person who now is or after the date hereof becomes liable in any manner for any of the Lease Obligations (a "Liable Person"), in such manner as the Secured Party in its sole discretion deems fit, and to this end the Debtor gives to the Secured Party full authority in its sole discretion to do any or all of the following things: (A) extend credit, make loans, and afford other financial accommodations to any Liable Person, enter into leases of real and personal property and agreements and contracts of any nature whatsoever, at such times, in such amounts, and on such terms as the Secured Party may approve, (B) vary the terms and grant extensions or renewals of any present or future indebtedness or obligation to the Secured Party of any Liable Person, (C) grant time, waivers, and other indulgences in respect thereto, (D) vary, exchange, release or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Lease Obligations which the Secured Party now has or

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acquires after the date hereof, (E) accept partial payments from any Liable
Person, (F) release or discharge, wholly or partially, any endorser or guarantor and (G) compromise or make any settlement or other arrangement with any Liable Party. The Debtor waives all suretyship defenses of every kind and nature.

        7.4 This Agreement shall be in addition to any guaranty or other security for the Lease Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such guaranty or other security.

        7.5 The Debtor waives: notice of acceptance hereof, notice of any action taken or omitted by the Secured Party in reliance hereon, and any requirement that the Secured Party be diligent or prompt in making demands hereunder, giving notice of any default by a Liable Person or asserting any other right of the Secured Party hereunder. The Debtor also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available in respect of the Debtor's obligations hereunder by virtue of any homestead exemption, statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

        7.6 As long as the Lease Obligations remain unpaid or undischarged, the Debtor will not, by paying any sum recoverable hereunder (whether or not demanded by the Secured Party) or by any means or on any other ground, claim any set-off or counterclaim against any Liable Person in respect of any liability of the Debtor to such Liable Person or, in proceedings under the bankruptcy or other similar laws of the United States, any state or any other jurisdiction or any insolvency proceedings of any nature, prove in competition with the Secured Party in respect of any payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of any Liable Person or the benefit of any other security for any Liability which, now or hereafter, the Secured Party may hold or in which it may have any share.

        7.7 The Debtor shall pay, on demand, all costs and expenses (including, without limitation, attorneys' fees and expenses) now or hereafter reasonably incurred by the Secured Party (A) in connection with (I) the preparation, execution, and delivery of this Agreement and the other Lease Documents, including, without limitation, attorneys' fees and expenses, and all costs and
(II) the protection or enforcement of any of the Secured Party's rights and remedies against the Debtor, any of the Collateral, and any other Liable Person (including, without limitation, the exercise of any of the Secured Party's Rights and Remedies) and/or (B) on account of the Secured Party's relationship with any member of the Leasing Group.

        7.8 This Agreement shall be construed, and the rights and obligations of the Debtor and the Secured Party shall be determined, in accordance with the laws of the Commonwealth of Massachusetts, except (A) that the laws of the state where the Collateral is located shall govern this Agreement to the extent necessary to perfect and/or enforce the Liens created by this Agreement and to the extent necessary to obtain the benefit of the rights

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and remedies set forth herein with respect to the Collateral and (B) for procedural requirements which must be governed by the laws of the state in which the Collateral is located. To the maximum extent permitted by applicable law, the Debtor hereby submits to the jurisdiction of the courts of the Commonwealth of Massachusetts and the United States District Court for the District of Massachusetts, as well as to the jurisdiction of all courts from which an appeal may be taken from the aforesaid courts, for the purpose of any suit, action or other proceeding arising out of, or with respect to any of the Lease Documents, the negotiation and/or consummation of the transactions evidenced by the Lease Documents, the Lessor's relationship of any member of the Leasing Group in connection with the transactions evidenced by the Lease Documents and/or the performance of any obligation or the exercise of any remedy under any of the Lease Documents and expressly waives any and all objections the Debtor may have as to venue in any of such courts.

        7.9 This Agreement shall remain in full force and effect until specifically terminated in writing by a duly authorized officer of the Secured Party. In the event that any of the Lease Obligations remain outstanding, such termination by the Secured Party may be conditioned upon such further indemnifications provided to the Secured Party by or on behalf of the Debtor as the Secured Party may request. Until specifically terminated in writing as set forth above, this Agreement shall itself constitute conclusive evidence of validity, effectiveness and continuing force hereof and any Person may rely hereon. Upon the satisfaction in full of all of the Lease Obligations, the Secured Party, upon the written request of the Debtor, shall execute and deliver to the Debtor, at the Debtor's expense, all instruments of assignment or other instruments as may be necessary to establish full title of the Debtor to the Collateral, subject to any prior sale or other disposition pursuant to the terms and provisions of this Agreement.

        7.10 It is intended that the security interests created by this Agreement attached to all of the Debtor's assets now owned or hereafter acquired which are capable of being subject to a security interest.

        7.11 The Debtor acknowledges having received a copy of this Agreement.


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        7.12 The provisions set forth in Article 22, Article 23 and Sections
2.2, 16.8 through 16.10, 24.2 through 24.10 and 24.12 of the Lease are hereby incorporated by reference, mutatis, mutandis, and shall be applicable to this Agreement as if set forth in full herein.

         IN WITNESS WHEREOF, the Debtor and the Secured Party duly executed this Agreement as a sealed instrument as of the day and year first above written.

WITNESS:                            DEBTOR:





--------------------------
Name:


WITNESS:                            SECURED PARTY:





--------------------------
Name:

SCHEDULE TO EXHIBIT 10.13 FILED PURSUANT TO INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K

                               SECURITY AGREEMENT
                               ------------------

         PROJECT                               PARTIES                           FACILITY               DATE
         -------                               -------                           --------               ----
Reading, PA                Meditrust Acquisition Corporation II (Secured     Outlook Pointe           2/27/97
                           Party) and BCC at Reading, Inc. (Debtor)          at Reading

State College, PA          Meditrust Acquisition Corporation II (Secured     Outlook Pointe            8/2/96
                           Party) and BCC at State College, Inc. (Debtor)    at State College

Allegheny, PA              Meditrust Acquisition Corporation II (Secured     Outlook Pointe           11/1/96
                           Party) and BCC at Altoona, Inc. (Debtor)          at Altoona

Blytheville, AR            Meditrust Acquisition Corporation II (Secured     Outlook Pointe           11/1/96
                           Party) and Balanced Care at Blytheville, Inc.     at Blytheville
                           (Debtor)

Maumelle, AR               Meditrust Acquisition Corporation II (Secured     Outlook Pointe           11/1/96
                           Party) and Balanced Care at Maumelle, Inc.        at Maumelle
                           (Debtor)

Mountain Home, AR          Meditrust Acquisition Corporation II (Secured     Outlook Pointe           11/1/96
                           Party) and Balanced Care at Mountain Home, Inc.   at Mountain Home
                           (Debtor)

Pocahontas, AR             Meditrust Acquisition Corporation II (Secured     Outlook Pointe           11/1/96
                           Party) and Balanced Care at Pocahontas, Inc.      at Pocahontas
                           (Debtor)

Sherwood, AR               Meditrust Acquisition Corporation II (Secured     Outlook Pointe           11/1/96
                           Party) and Balanced Care at Sherwood, Inc.        at Sherwood
                           (Debtor)

Hawthorn Properties        Meditrust Mortgage Investments, Inc. (Secured     Hawthorn                 8/30/96
                           Party) and Hawthorn Health Properties, Inc.       Properties
                           (Debtor)

Dixon, MO                  Meditrust Mortgage Investments, Inc. (Secured     Dixon                    8/30/96
                           Party) and Dixon Management, Inc. (Debtor)

Hermitage, MO              National Care Centers of Hermitage, Inc.          Hermitage                8/30/96
                           (Secured Party) and BCC at Hermitage Park Care
                           Center, Inc. (Debtor)

Lebanon, MO                National Care Centers, Inc. (Secured Party) and   Lebanon Care             8/30/96
                           BCC at Lebanon Care Center, Inc. (Debtor)

Lebanon, MO                National Care Centers of Lebanon, Inc. (Secured   Lebanon Park             8/30/96
                           Party) and BCC at Lebanon Park Manor, Inc.
                           (Debtor)

Springfield, MO            Springfield Retirement Village, Inc. (Secured     Mt. Vernon               8/30/96
                           Party) and BCC at Mt. Vernon Park Care Center,
                           Inc. (Debtor)


Nixa, MO                   National Care Centers of Nixa, Inc. (Secured      Nixa                     8/30/96
                           Party) and BCC at Nixa Park Center, Inc.
                           (Debtor)

Springfield, MO            National Care Centers of Springfield, Inc.        Springfield              8/30/96
                           (Secured Party) and BCC at Springfield Care
                           Center, Inc. (Debtor)

Springfield, MO            Mt. Vernon Park Care Center West, Inc. (Secured   West Park                8/30/96
                           Party) and BCC at Mt. Vernon Park Care Center
                           West, Inc. (Debtor)

SCHEDULE TO EXHIBIT 10.13 FILED PURSUANT TO INSTRUCTION 2 OF ITEM 601(a) OF REGULATION S-K

                               SECURITY AGREEMENT
                               ------------------

PROJECT              PARTIES                                      FACILITY                            DATE
-------              -------                                      --------                            ----
Lima, OH             TC Realty Corporation I (Debtor) and         Outlook Pointe at Lima              9/30/97
                     Meditrust Acquisition Corporation II
                     (Secured Party)


Mansfield, OH        TC Realty Corporation II (Debtor) and        Outlook Pointe at Ontario Village   9/30/97
                     Meditrust Acquisition Corporation II
                     (Secured Party)

Scranton, PA         TC Realty Corporation III (Debtor) and       Outlook Pointe at Scranton          9/30/97
                     Meditrust Acquisition Corporation II
                     (Secured Party)


Xenia, OH            TC Realty Corporation IV (Debtor) and        Outlook Pointe at Xenia             9/30/97
                     Meditrust Acquisition Corporation II
                     (Secured Party)